Company Presentation February 2022

Safe Harbor Statement This presentation contains statements which, to the extent they are not statements of historical or present fact, constitute "forward-looking statements" under the securities laws. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, business prospects, outcomes of regulatory proceedings, market conditions, and other matters, based on what we believe to be reasonable assumptions and on information currently available to us. Forward-looking statements can be identified by the use of words such as "believe," "expect," "expectations," "plans," "intends," "continues," "forecasts," "goals," "strategy," "prospects," "estimate," "project," "scheduled," "target," "anticipate," "could," "may," "might," "will," "should," "see," "guidance," "outlook," "confident" and other words of similar meaning. The absence of such words, expressions or statements, however, does not mean that the statements are not forward-looking. In particular, express or implied statements relating to future earnings, cash flow, results of operations, uses of cash, tax rates and other measures of financial performance, future actions, conditions or events, potential future plans, strategies or transactions of DT Midstream, and other statements that are not historical facts, are forward-looking statements. Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors may impact forward-looking statements of DT Midstream including, but not limited to, the following: risks related to the spin-off of DT Midstream from DTE Energy ("the Spin-Off"), including dependence on DTE Energy and the risk that transition services provided by DTE Energy could adversely affect our business and that the transaction may not achieve some or all of the anticipated benefits; changes in general economic conditions; competitive conditions in our industry; actions taken by third-party operators, processors, transporters and gatherers; changes in expected production from Southwestern Energy Company and/or its affiliates (including Indigo Minerals, LLC), Antero Resources Corporation and/or its affiliates and other third parties in our areas of operation; demand for natural gas gathering, transmission, storage, transportation and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; competition from the same and alternative energy sources; our ability to successfully implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to complete acquisitions; the price and availability of debt and equity financing; restrictions in our existing and any future credit facilities and indentures; energy efficiency and technology trends; changing laws regarding cyber security and data privacy and any cyber security threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to climate change and greenhouse gas emissions; natural disasters, adverse weather conditions, casualty losses and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, including the COVID-19 pandemic and the economic effects of the pandemic; interest rates; the impact of inflation on our business; labor relations; large customer defaults; changes in tax status, as well as changes in tax rates and regulations; intent to develop low carbon business opportunities and deploy greenhouse gas reducing technologies; the effects of existing and future laws and governmental regulations; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the suspension, reduction or termination of our customers' obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third-party facilities on which our business is dependent; the effects of future litigation; the qualification of the Spin-Off as a tax-free distribution; the allocation of tax attributes from DTE Energy in accordance with the agreement that governs the respective rights, responsibilities and obligations of DTE Energy and DT Midstream after the Spin-Off with respect to all tax matters; and our ability to achieve the benefits that we expect to achieve as an independent publicly traded company. The above list of factors is not exhaustive. New factors emerge from time to time. DT Midstream cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward-looking statements, see the discussion under the section entitled "Risk Factors" in our Annual Report on Form 10-K and any other reports filed with the SEC. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should not put undue reliance on any forward-looking statements. Any forward-looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise. 2

Safe Harbor Statement This presentation contains statements which, to the extent they are not statements of historical or present fact, constitute "forward-looking statements" under the securities laws. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, business prospects, outcomes of regulatory proceedings, market conditions, and other matters, based on what we believe to be reasonable assumptions and on information currently available to us. Forward-looking statements can be identified by the use of words such as "believe," "expect," "expectations," "plans," "intends," "continues," "forecasts," "goals," "strategy," "prospects," "estimate," "project," "scheduled," "target," "anticipate," "could," "may," "might," "will," "should," "see," "guidance," "outlook," "confident" and other words of similar meaning. The absence of such words, expressions or statements, however, does not mean that the statements are not forward-looking. In particular, express or implied statements relating to future earnings, cash flow, results of operations, uses of cash, tax rates and other measures of financial performance, future actions, conditions or events, potential future plans, strategies or transactions of DT Midstream, and other statements that are not historical facts, are forward-looking statements. Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors may impact forward-looking statements of DT Midstream including, but not limited to, the following: risks related to the spin-off of DT Midstream from DTE Energy ("the Spin-Off"), including dependence on DTE Energy and the risk that transition services provided by DTE Energy could adversely affect our business and that the transaction may not achieve some or all of the anticipated benefits; changes in general economic conditions; competitive conditions in our industry; actions taken by third-party operators, processors, transporters and gatherers; changes in expected production from Southwestern Energy Company and/or its affiliates (including Indigo Minerals, LLC), Antero Resources Corporation and/or its affiliates and other third parties in our areas of operation; demand for natural gas gathering, transmission, storage, transportation and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; competition from the same and alternative energy sources; our ability to successfully implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to complete acquisitions; the price and availability of debt and equity financing; restrictions in our existing and any future credit facilities and indentures; energy efficiency and technology trends; changing laws regarding cyber security and data privacy and any cyber security threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to climate change and greenhouse gas emissions; natural disasters, adverse weather conditions, casualty losses and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, including the COVID-19 pandemic and the economic effects of the pandemic; interest rates; the impact of inflation on our business; labor relations; large customer defaults; changes in tax status, as well as changes in tax rates and regulations; intent to develop low carbon business opportunities and deploy greenhouse gas reducing technologies; the effects of existing and future laws and governmental regulations; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the suspension, reduction or termination of our customers' obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third-party facilities on which our business is dependent; the effects of future litigation; the qualification of the Spin-Off as a tax-free distribution; the allocation of tax attributes from DTE Energy in accordance with the agreement that governs the respective rights, responsibilities and obligations of DTE Energy and DT Midstream after the Spin-Off with respect to all tax matters; and our ability to achieve the benefits that we expect to achieve as an independent publicly traded company. The above list of factors is not exhaustive. New factors emerge from time to time. DT Midstream cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward-looking statements, see the discussion under the section entitled "Risk Factors" in our Annual Report on Form 10-K and any other reports filed with the SEC. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should not put undue reliance on any forward-looking statements. Any forward-looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise. 2

Integrated assets in world class basins

# Integrated platform in the leading dry gas formations serving growing demand markets

**Pipeline segment connects world-class basins to high-quality markets**

- ~900 miles of FERC-regulated interstate pipelines that have interconnections with multiple interstate pipelines and LDCs
- Gas storage assets with 94 Bcf of capacity
- ~300 miles of intrastate lateral pipelines
- Modern pipeline assets requiring limited maintenance capital

**Gathering segment serves the fastest growing dry-gas basins in North America**

- Dry gas gathering assets serving growing gas production in the premier, low-cost production areas of the Marcellus / Utica and Haynesville
- Over 1,000 miles of pipe, 113 compressor units with 234,000 horsepower and 4.4 Bcf of dehydration and treating capacity



Eastern Canada
Northeast
Michigan Gathering
Washington 10
Susquehanna
Millennium Pipeline
Tioga
Bluestone Lateral
Generation Pipeline
Birdsboro
Vector Pipeline
NEXUS Pipeline
Appalachia
Marcellus / Utica
Midwest
Stonewall Lateral
Mid-Atlantic & LNG
Haynesville
Southeast
Blue Union
LEAP Lateral
Gulf Coast

DT Midstream 5

Diversified earnings contributions from the best dry gas basins and strong markets 2021 adjusted EBITDA1 by segment 53% 47% Pipeline Gathering 2021 adjusted EBITDA by demand area 34% 7% 40% 19% Gulf Coast Midwest Eastern Canada Northeast & Mid-Atlantic 2021 gathering adjusted EBITDA by supply area 46% 2% 52% Marcellus/Utica Haynesville Antrim (MI) 1 Definition of adjusted EBITDA (non-GAAP) included in the appendix 6

# Key demand markets feature positive long-term growth outlooks

**Growing and stable demand across diverse set of markets**

- Gulf coast demand is driven by robust LNG exports and industrial sector growth
- Growth in the Midwest is driven by gas-fired power generation and industrial load
- Stable demand in the Northeast, Mid-Atlantic and Eastern Canada



Demand growth forecast
(Bcf/d)
+20%
77
3
15
18
41
92
3
15
19
55
2021
2030
Eastern Canada1
Northeast and Mid-Atlantic2
Midwest
Gulf Coast3

1. Eastern Canada represents Ontario
2. Northeast and Mid-Atlantic represents total demand in DC, MD, NY, NJ, PA, VA and WV
3. Gulf Coast represents TX, LA, FL, AL and MS

Source: Wood Mackenzie

DT Midstream

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Currently the most active dry gas basins, Appalachia and the Haynesville, are expected to supply half of US gas by 2035 US Lower 48 Supply Forecast, (Bcf/d) 120 110 90 80 70 60 50 40 30 20 10 0 2020 2025 2030 2035 % of 2035 Total Supply ~27% ~23% ~17% ~7% ~26% DTM basins ~50% of anticipated US supply US Lower 48 current dry gas rig count1 Utica Marcellus Haynesville Permian Other Appalachia Haynesville Other dry gas basins 44 11 33 53 17 ~85% of dry gas rigs located in DTM basins 1 Rig count data as of 2/18/2022 Sources: Wood Mackenzie, Baker Hughes 8

Haynesville production and area LNG exports are both at historic highs Haynesville production (Bcf/d) 16 14 12 10 8 6 4 2 0 2011 2013 2015 2017 2019 2021 53 rigs currently running - most among dry gas basins1 US LNG export feedgas (Bcf/d) ~12.7 Bcf/d 2022 peak (Bcf/d) 14 12 10 8 6 4 2 0 2016 2017 2018 2019 2020 2021 2022 1 Rig count data as of 2/18/2022 Sources: S&P Global Platts, Baker Hughes 9

# Phase 1 Haynesville "wellhead to water" system expansion connects highly economic supply with growing global demand

**Strong fundamentals around our Haynesville system have yielded new contracted expansions**

**Phase 1**

- Expansion agreements executed with largest Haynesville producer, Southwestern Energy
  - 500 MMcf/d gathering capacity
  - 400 MMcf/d treating capacity
  - 300 MMcf/d incremental LEAP capacity
- Expansion preserves carbon neutral optionality

**Phase 2**

- In advanced development
- Active commercial discussions with multiple counterparties

**Haynesville / LA Gulf Coast**



Haynesville supply
~2-3 Bcf/d
of supply growth through 2023
DTM pipeline assets
DTM treating plants
Expansion build
New electric compression
LNG facilities
Texas
Louisiana
TETCO
Transco
Creole Trail
Cameron
Driftwood LNG
Cameron LNG
Calcasieu Pass LNG
Golden Pass LNG
Sabine Pass LNG
LNG corridor
~2-3 Bcf/d
of LNG export growth through 2023

Source: Wood Mackenzie

DT Midstream

10

Predictable cash flows supported by strong balance sheet

Consistent track record of successful organic development and acquisitions Historical adjusted EBITDA1 growth (millions) ~20% CAGR $82 $768 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Asset growth timeline Washington 10 expansion Millennium Pipeline in-service Vector phase 2 expansion Bluestone lateral and gathering system in-service Bluestone expansions Appalachia Gathering System (AGS) and Stonewall Gas Gathering System acquisition AGS expansions NEXUS Pipeline Birdsboro Pipeline Millennium valley lateral and eastern system upgrade Generation Pipeline acquisition Blue Union acquisition / expansion LEAP Pipeline in-service Vector Bluewater Energy Center Pipeline 1 Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix 12

Growing and durable business that is positioned for today and the future Well balanced business mix 53% 47% 2021 Adjusted EBITDA 1 Pipeline Gathering 4% increase in pipeline segment contribution since 2020 Portfolio durability 100% natural gas focused ~90% of 2021 total contribution 2 is from MVC/Demand charges and flowing gas 3 Increasing contract length ~9 years overall weighted average contract tenor Converting gathering asset to intrastate pipeline with 20-year contract Strong growth platforms Strategically positioned in the two premier dry gas basins Integrated platforms providing wellhead to market service Well positioned for energy transition Irreplaceable core energy infrastructure Advancing low carbon investments Carbon capture and sequestration Electric compression Renewable natural gas connections Hydrogen 1 Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in this appendix 2 Reflects non-GAAP financial metric based on total 2021 contribution of company assets including proportionate interest in joint ventures 3 Flowing gas represents proved developed producing reserves (PDPs) 13

Increased 2022 guidance provides 8% growth Positioned to deliver strong organic growth in 2022 Leveraging well positioned asset platforms in the Haynesville and Appalachia Strong growth in pipeline segment Long-term contracted cash flows Offsetting first full-year of public company costs 3 Adjusted EBITDA 1 (millions) $710 - $750 $770 - $810 +8% 800 700 600 500 2021 original guidance 2022 guidance Operating earnings 2 (millions) +8% $296 - $312 2021 original guidance $319 - $335 2022 guidance Operating EPS: $3.06 - $3.22 $3.30 - $3.46 1 Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix 2 Definition and reconciliation of operating earnings and operating earnings per share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 97 million shares outstanding - diluted 14

Strengthening total shareholder returns with 7% dividend increase Annualized dividend ($/share) +7% $2.40 $2.56 2021 2022 Quarterly dividend $0.60 $0.64 Long-term contracted cash flow generation supports durable and growing dividend Board approved increased dividend of $0.64 / share for Q1 2022 ~2.4x coverage ratio providing cushion above our 2.0x coverage ratio floor 1 Plan to grow dividend commensurate with cash flow 1 The dividend coverage ratio represents the total distributable cash flow ("DCF") divided by total dividends paid to investors 15

Strong asset platforms are expected to deliver 5% - 7% growth into 2023 Well positioned asset platforms in premier dry gas basins will continue to drive growth Investing in growth opportunities in both the Haynesville and Appalachia Strong growth across both segments Expansion projects with long-term contracted cash flows Value accretive Adjusted EBITDA 1 (millions) 850 800 750 700 650 600 550 500 $710 - $750 2021 original guidance 5% - 7% CAGR $770 - $810 2022 guidance $810 - $850 2023 early outlook 1 Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix 16

Maximizing total shareholder return via our strong cash flow generation Distributable cash flow 1 (millions) $575 - $625 2022 guidance Value creation Highly accretive growth projects Substantial set of organic projects at favorable build multiples Return capital to shareholders Increasing dividend with growth in cash flows Reduce balance sheet leverage Improving metrics as adjusted EBITDA 2 grows without increasing debt 1 Definition and reconciliation of distributable cash flow (non-GAAP) included in the appendix 2 Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix 17

Solidifying our 5-year growth investment plan through highly accretive organic projects 2022 capital investments (millions) $350 - $400 $30 - $40 $320 - $360 2022 guidance Growth capital 1 Maintenance capital Completed or contracted growth investments Project In-service date(s) Pipeline Vector Blue Water Energy Center lateral Q1 2021 Stonewall expansion Q2 2022 Michigan Gathering to intrastate pipeline conversion Q4 2022 Haynesville LEAP pipeline expansion - Phase 1 Q4 2023 Gathering Haynesville Blue Union new customer connections Q3 2021 Haynesville Blue Union treating expansion Q4 2021 Appalachia Gathering System expansion Q3 2022 Haynesville Blue Union expansion Q3 2022 - Q1 2024 ~50% of our $1.2 - $1.7 billion 5-year investment plan has been committed 1 Growth capital includes contribution to equity method investees 18

Our well positioned assets provide robust organic growth opportunities Pipeline Platform Region 2022/2023 commercial focus LEAP Lateral NEXUS Pipeline Millennium Pipeline Haynesville Appalachia Appalachia We remain in active discussions with multiple counterparties for a phase 2 expansion Open season discussions underway Renewals of anchor shipper contracts Gathering Blue Union Gathering Haynesville Additional third-party opportunities Appalachia Gathering Appalachia Expansion opportunities Tioga Gathering Appalachia Expansion opportunities Energy Transition CCS Various Continue to advance Louisiana CCS opportunity towards EPA Class VI filing Hydrogen Various Work with strategic partner to identify and advance development opportunities 19

# Growth is supported by highly stable cash flows backed by long-term fee-based contracts with strong customers

### Underpinned by long-term, fee-based contracts

- ~90% of total contribution[1] is from minimum volume commitments (MVC) / demand charges (take-or-pay) and currently flowing gas[2]
- Average contract tenor of ~9 years
- Majority of producers flowing at or above MVC levels

### Solid and improving customer credit profile

- Mix of demand pull and supply push customers across our assets
- Utility and pipeline customers provide strong demand pull
- Financial health of producers continues to improve
- Significant credit provisions provide additional credit protection

**2021 revenue contribution composition**


~90%
MVC / demand or flowing gas[2]

1. Reflects non-GAAP financial metric based on total 2020 contribution of company assets including proportionate interest in joint ventures
2. Flowing gas represents proved developed producing reserves (PDPs)

DT Midstream
20

Growth is supported by highly stable cash flows backed by long-term fee-based contracts with strong customers Financial strength is supported by strong balance sheet with no significant debt maturities for six years Maintaining flexible, well-capitalized balance sheet Continuously monitoring market conditions for capital structure improvements $3.1 billion in long-term debt is in place - $1.0 billion term loan B due 2028 - $1.1 billion senior notes due 2029 - $1.0 billion senior notes due 2031 $750 million committed 5-year revolver Targeting a ceiling of ~4x debt / adjusted EBITDA2 Debt maturity profile 1 (billions) No significant maturities for 6 years ~$1.0 $1.1 $1.0 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 Issuer ratings Capital instruments S&P Moody's Fitch Senior secured BBB- Baa2 BBB- Senior unsecured BB+ Ba2 BB+ 1 Term Loan B includes $10 million per year of amortization resulting in the 2028 maturity being ~$930 million 2 Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in this appendix 21

Financial policy overview Self-funded investment program $1.2 - $1.7 billion Growth investment range from 2021 - 2025 is driven by organic opportunities within existing platforms Industry leading organic growth 7% - 9% growth 2021 adjusted EBITDA1 original guidance to 2022 adjusted EBITDA guidance Disciplined financial policy 4x leverage Long-term debt / adjusted EBITDA ceiling No significant near-term debt maturities 2x coverage ratio Long-term dividend coverage ratio2 floor Increased dividend of $0.64 / share Dividend to grow commensurate with cash flow Value creation optionality Growth investment Durable dividend Deleverage 1 Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix 2 The dividend coverage ratio represents the total distributable cash flow ("DCF") divided by total dividends paid to investors 22

Mature environmental, social and governance leadership

Leading the industry with a mature environmental, social and governance program Environmental Targeting net zero greenhouse gas emissions by 2050 and a 30% reduction by 2030 Continuing to advance CCS opportunity in Louisiana Advancing hydrogen development opportunities with strategic partnership Executed agreement with Project Canary to advance methane monitoring and reductions Social Established $4 million charitable fund for community investment Implemented talent management program that seeks diverse and creative talent Continue to strengthen safety standards and protocols based on industry best practices. Governance Strong C-Corp governance with separate Chairman and CEO Independent and diverse board Long-term incentive plans tied to total shareholder return Board sub-committee focused on ESG Inaugural sustainability report to be published in the second quarter of 2022 24

Executing on our plan to be net zero by 2050 Currently executing - Carbon capture and sequestration - Electric compression - Renewable natural gas connections Opportunities being evaluated - Methane reducing technologies (e.g., vent control devices, electrical glycol pumps, instrument air system) - Biosequestration offsets - Hydrogen Annual GHG emissions (million metric tons / year) ~30% Net zero 2030 unabated 2030 target 2050 target 25

# Committed to strong governance practices

## Best-in-class governance practices

- Structured as C-Corp with separate CEO and Executive Chairman
- Long-term incentive plans tied to total shareholder return targets
- Board committee focused on ESG initiatives
- Broad range of experience and diversity
- Financial and operating data reporting in accordance with industry standards

### Board diversity



5
2

**~71%**
independent



4
3

**~43%**
gender or ethnically diverse

## DT Midstream Board Members



**Robert Skaggs, Jr.**
Executive Chairman



**Wright Lassiter, III**
Lead Independent Director



**David Slater**
President and CEO



**Elaine Pickle**
Director



**Peter Tumminello**
Director



**Dwayne Wilson**
Director



**Stephen Baker**
Director

DT Midstream
26

Focusing on the diversity, safety, well-being and success of our employees, customers and communities Embodying a strong safety culture Safety culture is built on empowerment, training, process safety, proactive risk mitigation and maintaining high safety standards Serving our communities Established $4 million charitable fund for community investment Vibrant employee volunteerism program Creating a diverse, equitable and inclusive workplace Implemented talent management program that seeks diverse and creative talent Creating an atmosphere where employees can thrive and make significant contributions Delivering reliable service to our customers Compressor availability has been at top-decile levels of ~98% across our major operations

Clean assets, clean balance sheet, clean story DT Midstream Integrated assets in premier dry gas basins serving key markets Stable balance sheet with low leverage Predictable, robust contracted cash flows Mature environmental, social and governance leadership 28

Appendix

Adjusted EBITDA and distributable cash flow (DCF) are non-GAAP measures Adjusted EBITDA is defined as GAAP net income attributable to DT Midstream before expenses for interest, taxes, depreciation and amortization, further adjusted to include our proportional share of net income from our equity method investees (excluding taxes, depreciation and amortization), and to exclude certain items we consider non-routine. We believe Adjusted EBITDA is useful to us and external users of our financial statements in understanding our operating results and the ongoing performance of our underlying business because it allows our management and investors to have a better understanding of our actual operating performance unaffected by the impact of interest, taxes, depreciation, amortization and non-routine charges noted in the table below. We believe the presentation of Adjusted EBITDA is meaningful to investors because it is frequently used by analysts, investors and other interested parties in our industry to evaluate a company's operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending on accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. We use Adjusted EBITDA to assess our performance by reportable segment and as a basis for strategic planning and forecasting. Distributable Cash Flow (DCF) is calculated by deducting earnings from equity method investees, depreciation and amortization attributable to noncontrolling interests, cash interest expense, maintenance capital investment (as defined below), and cash taxes from, and adding interest expense, income tax expense, depreciation and amortization, certain items we consider non-routine and dividends and distributions from equity method investees to, Net Income Attributable to DT Midstream. Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. We believe DCF is a meaningful performance measurement because it is useful to us and external users of our financial statements in estimating the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and making maintenance capital investments, which could be used for discretionary purposes such as common stock dividends, retirement of debt or expansion capital expenditures. Adjusted EBITDA and DCF are not measures calculated in accordance with GAAP and should be viewed as a supplement to and not a substitute for the results of operations presented in accordance with GAAP. There are significant limitations to using Adjusted EBITDA and DCF as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect our net income or loss. Additionally, because Adjusted EBITDA and DCF exclude some, but not all, items that affect net income and are defined differently by different companies in our industry, Adjusted EBITDA and DCF do not intend to represent net income attributable to DT Midstream, the most comparable GAAP measure, as an indicator of operating performance and are not necessarily comparable to similarly titled measures reported by other companies. Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA or DCF as projected for full-year 2022 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divesture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA or DCF. 30

Operating earnings is a non-GAAP measure Use of Operating Earnings Information - Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DT Midstream management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DT Midstream uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DT Midstream provides guidance for future period operating earnings. It is likely that certain items that impact the company's future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 31

Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA (millions) 2008 2021 Net income attributable to DT Midstream $ 38 $307 Plus: Interest expense 7 112 Plus: Income tax expense 24 104 Plus: Depreciation and amortization 5 166 Plus: EBTDA from equity method investees1 31 174 Plus: Adjustments for non-routine items2 - 39 Less: Interest income (1) (4) Less: Earnings from equity method investees (22) (126) Less: Depreciation and amortization attributable to noncontrolling interests - (4) Adjusted EBITDA $ 82 $ 768 1. Includes share of our equity method investees' earnings before taxes, depreciation and amortization, which we refer to as "EBTDA." A reconciliation of earnings from equity method investees to EBTDA from equity method investees follows: 2008 2021 Earnings from equity method investees $22 $126 Plus: Depreciation and amortization from equity method investees 9 48 EBTDA from equity method investees $31 $174 2. Adjusted EBITDA calculation excludes certain items we consider non-routine. For the year ended December 31, 2021, adjustments for non-routine items included (i) $19 million loss on notes receivable and (ii) 20 million of separation related transaction costs. 32